EXHIBIT 4.1

                             [FRONT OF CERTIFICATE]

       NUMBER                                                     SHARES

               INCORPORATED UNDER THE LAWS OF THE STATE OF NEVADA

                                NB TELECOM, INC.
         The Corporation is authorized to issue 110,000,000 total Shares
                     100,000,000 Share of Common $.0001 par
                    10,000,000 Shares of Preferred $.0001 par

THIS CERTIFIES THAT  __________________________________________  IS THE OWNER OF
___________________ SHARES OF THE CAPITAL STOCK OF TB TELECOM, INC., WHICH SHARES ARE FULLY PAID, NON-ASSESSABLE AND TRANSFERABLE ONLY ON THE BOOKS OF THE CORPORATION BY THE HOLDER HEREOF IN PERSON OR BY DULY AUTHORIZED ATTORNEY, ON SURRENDER OF THIS CERTIFICATE PROPERLY ENDORSED.

IN WITNESS  WHEREOF,  THE DULY  AUTHORIZED  OFFICERS  OF THIS  CORPORATION  HAVE
HEREUNTO SUBSCRIBED THEIR NAMES AND CAUSED THE CORPORATE SEAL TO BE HERETO AFFIXED AT _________________________ THIS _________________________ DAY OF
______________________, A.D. _______________


----------------------------                       -----------------------------
Secretary                                                     President



                               Shares $.0001 Each.
                                    Par Value

















                              [BACK OF CERTIFICATE]



         FOR VALUE RECEIVED, _____ HEREBY SELL, ASSIGN AND TRANSFER UNTO __________________ _________________________________ SHARES OF THE CAPITAL STOCK
REPRESENTED BY THE WITHIN CERTIFICATE, AND DO HEREBY IRREVOCABLY CONSTITUTE, AND APPOINT __________________________ TO TRANSFER THE SAID STOCK ON THE BOOKS OF THE WITHIN NAMED CORPORATION WITH FULL POWER OF SUBSTITUTION IN THE PREMISES.

DATED _____________________, 20_____


IN PRESENCE OF ______________________________     ______________________________



NOTICE. THE SIGNATURE OF THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THIS CERTIFICATE, IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATEVER.


                                   CERTIFICATE

                                       FOR


                                     SHARES

                                     OF THE

                                  CAPITAL STOCK




                                    ISSUED TO

                     ---------------------------------------


                                      DATED

                    ----------------------------------------

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{A0032081.DOC}